                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Soliciting Material Under Rule
[ ]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

                         PIMCO FLOATING RATE INCOME FUND

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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 16, 2004

    c/o PA Fund Management LLC (formerly PIMCO Advisors Fund Management LLC)
                           1345 Avenue of the Americas
                            New York, New York 10105

     To the Shareholders of PIMCO Floating Rate Income Fund (the "Fund"):

     Notice is hereby given that an Annual Meeting of Shareholders (the
"Meeting") of the Fund will be held at the offices of PA Fund Management LLC,
1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday,
November 16, 2004 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated
October 4, 2004:

     1.   To elect four Trustees of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2.   To transact such other business as may properly come before the
          Meeting or any adjournments or postponements thereof.

     The Board of Trustees of the Fund has fixed the close of business on
September 13, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the
Board of Trustees of the Fund.

                                  By order of the Board of Trustees
                                  of the Fund

                                  /s/ Newton B. Schott, Jr.

                                  Newton B. Schott, Jr., Secretary

New York, New York
October 4, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY
PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY OR
PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE
UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER TO
SAVE THE FUND ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN ORDER
FOR THE MEETING TO BE HELD AS SCHEDULED.

                         PIMCO FLOATING RATE INCOME FUND

                           c/o PA Fund Management LLC
                           1345 Avenue of the Americas
                            New York, New York 10105

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 16, 2004

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of PIMCO Floating Rate Income Fund ("PFL" or
the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the
Fund and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PA Fund Management LLC, 1345 Avenue of the
Americas, 49th Floor, New York, New York 10105, on Tuesday, November 16, 2004 at
10:00 a.m., Eastern Time.

     The Notice of Annual Meeting of Shareholders (the "Notice"), this Proxy
Statement and the enclosed Proxy Card are first being sent to Shareholders on or about October 4, 2004.

     The Meeting is scheduled as a meeting of the holders of common shares (the
"Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Fund because the
Shareholders of the Fund are expected to consider and vote on similar matters.
Shareholders of the Fund will vote on the proposal set forth herein (the
"Proposal") and on any other matters that may properly come before the Meeting.

     The Board has fixed the close of business on September 13, 2004 as the record date (the "Record Date") for the determination of Shareholders of the
Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock
("Common Shares") and shares of preferred stock ("Preferred Shares" and, together with the Common Shares, the "Shares") issued and outstanding of the
Fund at the close of business on the Record Date:

                  OUTSTANDING                   OUTSTANDING
                 COMMON SHARES                PREFERRED SHARES
                ---------------              -----------------
                   17,918,551                      8,400

     The classes of stock listed in the table above are the only classes of stock currently authorized by the Fund.

     At the Meeting, Preferred Shareholders of the Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below, (i) the Preferred Shareholders, voting as a separate class, have the right to vote on the election on Robert E. Connor as a Trustee of the
Fund, and (ii) the Common and Preferred Shareholders, voting together as a single class, have the right to vote on the election of Hans W. Kertess, R.
Peter Sullivan III and David C. Flattum as Trustees of the Fund.

                                        2

                                     SUMMARY

                                                  COMMON         PREFERRED
PROPOSAL                                       SHAREHOLDERS     SHAREHOLDERS
--------                                       ------------     ------------

ELECTION OF TRUSTEES
--------------------

Election of Hans W. Kertess, R. Peter
Sullivan III and David C. Flattum                   X                X

Election of Robert E. Connor                       N/A               X

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy.
If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1345 Avenue of the Americas, New
York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.

     The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PA Fund Management LLC (the "Manager")
serves as the investment manager of the Fund and retains its affiliate, Pacific
Investment Management Company LLC ("PIMCO" or the "Sub-Adviser"), to serve as the Fund's sub-adviser. Additional information regarding the Manager and PIMCO may be found under "Additional Information -- Investment Manager and Portfolio
Manager" below.

     The solicitation will be by mail primarily and the cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by the Fund.

     As of September 13, 2004, the Trustees and nominees and the officers of the
Fund as a group and individually beneficially owned less than one percent (1%)
of the Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of the Fund, no person beneficially owned more than five percent (5%)
of the outstanding Shares of any class of the Fund.

                         PROPOSAL: ELECTION OF TRUSTEES

     In accordance with the Fund's Amended and Restated Agreement and
Declaration of Trust (the "Declaration"), the Trustees have been divided into the following three classes (each a "Class"): Class I, Class II and Class III.
The term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2005 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2006 annual meeting of shareholders. Currently, Robert E. Connor and Hans W.
Kertess are the Class I Trustees on the Board. Because their terms will expire at the Meeting, the Nominating Committee has recommended to the Board that Mr.
Connor and Mr. Kertess be nominated for re-election as Class I Trustees at the
Meeting.

     In September 2004, David C. Flattum was appointed to fill a Class III vacancy then existing on the Board. In accordance with the Fund's Declaration,
Mr. Flattum shall serve as a Trustee until the Meeting, at which time his term will expire unless re-elected at the Meeting. Accordingly, the Fund's Nominating
Committee recommended to the Board that Mr. Flattum be nominated for election as a Class III Trustee at the Meeting. Also in September 2004, the Board determined to increase its size from five to six members and the Fund's Nominating
Committee recommended to the Board that R. Peter Sullivan III be nominated to serve as a Trustee of the Fund to fill the vacancy created by such action. Mr.
Sullivan has been nominated to serve as a Class III Trustee.

                                        3

     Consistent with the Declaration, if elected, the nominees shall hold office for terms that coincide with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Connor and Mr. Kertess will serve terms coinciding with the Class I Trustees, which will expire at the
Fund's 2007 annual meeting and Mr. Sullivan and Mr. Flattum will serve a term coinciding with the Class III Trustees, which will expire at the Fund's 2006 annual meeting.

     All members of the Board are or will be, if elected, "Continuing Trustees,"
as such term is defined in the Declaration, having either served as Trustee since the inception of the Fund or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

     At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of
Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

     The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

TRUSTEE/NOMINEE              CLASS       EXPIRATION OF TERM IF ELECTED*
-----------------------   -----------   -------------------------------
Robert E. Connor            Class I           2007 Annual Meeting
Hans W. Kertess             Class I           2007 Annual Meeting
R. Peter Sullivan III      Class III          2006 Annual Meeting
David Flattum              Class III          2006 Annual Meeting

---------------

     * A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, only those Trustees in a single
Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for the Fund to vote each proxy for the persons listed above.
Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

                                        4

INFORMATION REGARDING TRUSTEES AND NOMINEES.

     The following table provides information concerning the Trustees/Nominees of the Fund.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN   OTHER
                                                                                            FUND            DIRECTORSHIPS
                    POSITION(S)   TERM OF                                                   COMPLEX         HELD
NAME,               HELD          OFFICE AND                                                OVERSEEN BY     BY
ADDRESS*,           WITH THE      LENGTH OF     PRINCIPAL                                   TRUSTEE/        TRUSTEE/
AND AGE             FUND          TIME SERVED   OCCUPATION(S) DURING THE PAST 5 YEARS       NOMINEE         NOMINEE
------------------- ------------- ------------- ------------------------------------------- --------------- --------------

INDEPENDENT
TRUSTEES/NOMINEES**

Paul Belica         Trustee       Since         Trustee, Fixed Income SHares, PIMCO              20              None.
Age 82                            inception     Municipal Income Fund, PIMCO
Class II                          (August       California Municipal Income Fund,
                                   2003)        PIMCO New York Municipal Income
                                                Fund, PIMCO Corporate Income Fund,
                                                PIMCO Municipal Income Fund II,
                                                PIMCO California Municipal Income
                                                Fund II, PIMCO New York Municipal
                                                Income Fund II, PIMCO Municipal
                                                Income Fund III, PIMCO California
                                                Municipal Income Fund III, PIMCO New
                                                York Municipal Income Fund III,
                                                PIMCO Corporate Opportunity Fund,
                                                Nicholas-Applegate Convertible &
                                                Income Fund, PIMCO High Income
                                                Fund, Nicholas-Applegate Convertible &
                                                Income Fund II and PIMCO Floating
                                                Rate Income Fund; Director, Municipal
                                                Advantage Fund Inc.; Director, Student
                                                Loan Finance Corp., Education Loans,
                                                Inc., Goal Funding, Inc., Goal Funding II,
                                                Inc. and Surety Loan Fund, Inc.;
                                                Formerly, senior executive and member
                                                of the Board of Smith Barney, Harris
                                                Upham & Co., and the CEO of five State
                                                of New York agencies.

Robert E. Connor+   Trustee       Since         Trustee, Fixed Income SHares, PIMCO              20              None.
Age 69                            inception     Municipal Income Fund, PIMCO
Class I                           (August       California Municipal Income Fund,
                                   2003)        PIMCO New York Municipal Income
                                                Fund, PIMCO Corporate Income Fund,
                                                PIMCO Municipal Income Fund II,
                                                PIMCO California Municipal Income
                                                Fund II, PIMCO New York Municipal
                                                Income Fund II, PIMCO Municipal
                                                Income Fund III, PIMCO California
                                                Municipal Income Fund III, PIMCO New
                                                York Municipal Income Fund III,
                                                PIMCO Corporate Opportunity Fund,
                                                Nicholas-Applegate Convertible &
                                                Income Fund, PIMCO High Income
                                                Fund, Nicholas-Applegate Convertible &
                                                Income Fund II and PIMCO Floating
                                                Rate Income Fund; Director, Municipal
                                                Advantage Fund, Inc.; Corporate Affairs
                                                Consultant; formerly, Senior Vice
                                                President, Corporate Office, Smith
                                                Barney Inc.

                                        5

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN   OTHER
                                                                                           FUND            DIRECTORSHIPS
                      POSITION(S)   TERM OF                                                COMPLEX         HELD
NAME,                 HELD          OFFICE AND                                             OVERSEEN BY     BY
ADDRESS*,             WITH THE      LENGTH OF     PRINCIPAL                                TRUSTEE/        TRUSTEE/
AND AGE               FUND          TIME SERVED   OCCUPATION(S) DURING THE PAST 5 YEARS    NOMINEE         NOMINEE
--------------------- ------------- ------------- ---------------------------------------- --------------- --------------

John J. Dalessandro   Trustee       Since         Trustee, PIMCO Municipal Income Fund,         15              None.
II++                                inception     PIMCO California Municipal Income
Age 67                              (August       Fund, PIMCO New York Municipal
Class II                             2003)        Income Fund, PIMCO Corporate Income
                                                  Fund, PIMCO Municipal Income Fund II,
                                                  PIMCO California Municipal Income
                                                  Fund II, PIMCO New York Municipal
                                                  Income Fund II, PIMCO Municipal
                                                  Income Fund III, PIMCO California
                                                  Municipal Income Fund III, PIMCO New
                                                  York Municipal Income Fund III,
                                                  PIMCO Corporate Opportunity Fund,
                                                  Nicholas-Applegate Convertible &
                                                  Income Fund, PIMCO High Income
                                                  Fund, Nicholas-Applegate Convertible &
                                                  Income Fund II and PIMCO Floating
                                                  Rate Income Fund. Formerly, President
                                                  and Director, J.J. Dalessandro II Ltd.,
                                                  registered broker-dealer and member of
                                                  the New York Stock Exchange.

Hans W. Kertess       Trustee       Since         President, H. Kertess & Co.; Trustee,         15              None.
Age 65                              inception     PIMCO Municipal Income Fund, PIMCO
Class I                             (August       California Municipal Income Fund,
                                     2003)        PIMCO New York Municipal Income
                                                  Fund, PIMCO Corporate Income Fund,
                                                  PIMCO Municipal Income Fund II,
                                                  PIMCO California Municipal Income
                                                  Fund II, PIMCO New York Municipal
                                                  Income Fund II, PIMCO Municipal
                                                  Income Fund III, PIMCO California
                                                  Municipal Income Fund III, PIMCO New
                                                  York Municipal Income Fund III,
                                                  PIMCO Corporate Opportunity Fund,
                                                  Nicholas-Applegate Convertible &
                                                  Income Fund, PIMCO High Income
                                                  Fund, Nicholas-Applegate Convertible &
                                                  Income Fund II and PIMCO Floating
                                                  Rate Income Fund. Formerly, Managing
                                                  Director, Royal Bank of Canada Capital
                                                  Markets.

                                        6

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                                                                                             FUND            DIRECTORSHIPS
                        POSITION(S)   TERM OF                                                COMPLEX         HELD
NAME,                   HELD          OFFICE AND                                             OVERSEEN BY     BY
ADDRESS*,               WITH THE      LENGTH OF     PRINCIPAL                                TRUSTEE/        TRUSTEE/
AND AGE                 FUND          TIME SERVED   OCCUPATION(S) DURING THE PAST 5 YEARS    NOMINEE         NOMINEE
----------------------- ------------- ------------- ---------------------------------------- --------------- --------------

R. Peter Sullivan III   N/A           N/A           Trustee, PIMCO Municipal Income Fund,         14              None.
Age 62                                              PIMCO California Municipal Income
Class III                                           Fund, PIMCO New York Municipal
                                                    Income Fund, PIMCO Corporate Income
                                                    Fund, PIMCO Municipal Income Fund II,
                                                    PIMCO California Municipal Income
                                                    Fund II, PIMCO New York Municipal
                                                    Income Fund II, PIMCO Municipal
                                                    Income Fund III, PIMCO California
                                                    Municipal Income Fund III, PIMCO New
                                                    York Municipal Income Fund III,
                                                    PIMCO Corporate Opportunity Fund,
                                                    Nicholas-Applegate Convertible &
                                                    Income Fund, PIMCO High Income
                                                    Fund and Nicholas-Applegate
                                                    Convertible & Income Fund II. Formerly,
                                                    Managing Partner, Bear Wagner
                                                    Specialists LLC, specialist firm on the
                                                    New York Stock Exchange.

INTERESTED
TRUSTEE/NOMINEE+

David C. Flattum        N/A           Since         Managing Director, Chief Operating            52              None.
Age: 40                               September     Officer, General Counsel and member of
888 San Clemente                      2004          Management Board, Allianz Dresdner Asset
Drive, Suite 100                                    Management of America, L.P. ("ADAM");
Newport Beach, CA                                   Trustee, PIMCO Funds: Multi-Manager
92660                                               Series, PIMCO Municipal Income Fund,
Class III                                           PIMCO California Municipal Income Fund,
                                                    PIMCO New York Municipal Income Fund,
                                                    PIMCO Corporate Income Fund, PIMCO
                                                    Municipal Income Fund II, PIMCO
                                                    California Municipal Income Fund II,
                                                    PIMCO New York Municipal Income Fund II,
                                                    PIMCO Municipal Income Fund III, PIMCO
                                                    California Municipal Income Fund III,
                                                    PIMCO New York Municipal Income Fund III,
                                                    PIMCO Corporate Opportunity Fund,
                                                    Nicholas-Applegate Convertible & Income
                                                    Fund, PIMCO High Income Fund and PIMCO
                                                    Floating Rate Income Fund; Director,
                                                    Municipal Advantage Fund. Formerly,
                                                    Managing Director, General Counsel, Head
                                                    of Corporate Functions and member of
                                                    Management Board of ADAM; Partner, Latham
                                                    & Watkins LLP (1998-2001).

*    Unless otherwise indicated, the business address of the persons listed above is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York,
     New York 10105.

**   "Independent Trustees" or "Independent Nominees" are those Trustees or nominees who are not "interested persons," as defined in the Investment
     Company Act of 1940, as amended (the "1940 Act"), of the Fund.

+    In addition to the positions noted, Mr. Connor formerly provided consulting services, as an independent contractor, to Smith Barney, an affiliate of
     Citigroup.

++   Mr. Dalessandro is treated by the Fund as not being an "interested person"
     (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager
     or PIMCO, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York

                                        7

     Stock Exchange, Inc. (the "New York Stock Exchange") that operates as a floor broker and effects portfolio transactions for other brokers, generally other members of the New York Stock Exchange, and one unrelated investment adviser.

+    Mr. Flattum is an "interested person" of the Fund due to his affiliation with ADAM and the Manager. In addition to Mr. Flattum's positions with affiliated persons of the Fund set forth in the table above, he holds the following positions with affiliated persons: Member of the Board of
     Management, Manager; Director of PIMCO Global Advisors (Resources) Limited;
     Managing Director of Allianz Dresdner Asset Management U.S. Equities LLC,
     Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC,
     PIMCO Advisors Holdings LLC; Director and Chief Executive Officer,
     Oppenheimer Group, Inc.

     The following table states the dollar range of equity securities beneficially owned as of September 13, 2004 by each Trustee and nominee of the
Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies" including the
Fund.

                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
NAME OF                        DOLLAR RANGE OF EQUITY        REGISTERED INVESTMENT COMPANIES OVERSEEN BY
TRUSTEE/NOMINEE               SECURITIES IN THE FUND*   TRUSTEE/NOMINEE IN THE FAMILY OF INVESTMENT COMPANIES*
---------------------------- ------------------------- -------------------------------------------------------

INDEPENDENT TRUSTEE/NOMINEE
Paul Belica                            None.                               Over $100,000.
Robert E. Connor                       None.                                    None.
Hans W. Kertess                        None.                                    None.
R. Peter Sullivan III                  None.                                    None.
John J. Dalessandro II                 None.                                    None.

INTERESTED TRUSTEE/NOMINEE
David C. Flattum                       None.                               Over $100,000.

-------------
*    Securities are valued as of September 13, 2004.

     To the knowledge of the Fund, as of September 13, 2004, Trustees and
nominees who are Independent Trustees or Independent Nominees and their immediately family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     COMPENSATION. The Fund, PIMCO Municipal Income Fund, PIMCO California
Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal
Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York
Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California
Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO
Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate
Convertible & Income Fund, PIMCO High Income Fund and Nicholas-Applegate
Convertible & Income Fund II (collectively, the "PA Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible.
Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive up to a maximum of (i) $25,000 for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meetings are attended in person and (iii)
$1,000 for joint telephonic meetings. Each Trustee receives a pro rata percentage of the aforementioned fees based on the respective net assets of the
PA Closed-End Funds (including assets attributable to any preferred shares that may be outstanding), on which that Trustee serves. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund per meeting of the Audit Oversight Committees for those PA Closed-End Funds. An
Audit Oversight Committee Chairman annually receives $500 annually per fund for which he serves as Chairman. Trustees will also be reimbursed for meeting-related expenses.

     Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PA Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including net assets attributable to any Preferred Shares that may be outstanding.

                                        8

     The PA Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

     The following table provides information concerning the compensation paid to the Trustees and nominees for the Fund's fiscal year ended July 31, 2004.
For the fiscal year ended July 31, 2004, the Trustees and nominees received the compensation set forth in the following table for serving as trustees of the
Fund, if applicable, and other funds in the same "Fund Complex" as the Fund.
Each officer and Trustee or nominee, who is a director, officer, partner, member or employee of the Manager or PIMCO, or any entity controlling, controlled by or under common control with the Manager or PIMCO, serves without any compensation from the Fund.

                               COMPENSATION TABLE

                                                                            TOTAL COMPENSATION FROM THE FUND AND
                             AGGREGATE COMPENSATION FROM THE FUND FOR      FUND COMPLEX PAID TO TRUSTEES/NOMINEES
NAME OF TRUSTEE/NOMINEE        THE FISCAL YEAR ENDED JULY 31, 2004*       FOR THE FISCAL YEAR ENDED JULY 31, 2004**
-----------------------        ------------------------------------       -----------------------------------------

Paul Belica                                 $15,833                                      $104,587
Robert E. Connor                            $15,833                                      $126,044
Hans W. Kertess                             $15,833                                      $116,428
R. Peter Sullivan III                          N/A                                       $ 42,336
John J. Dalessandro II                      $13,833                                      $ 98,794
David C. Flattum+                              N/A                                          N/A

---------------
*    The initial fiscal year of the Fund, which ended July 31, 2004, covered only eleven months. Because these eleven months included all quarterly
     Board meetings, the amounts listed above reflect what each Trustee would have received during a full fiscal year.

**   In addition to fifteen PA Closed-End Funds, during the most recently completed fiscal year, Mr. Belica and Mr. Connor served as Trustees of one open-end investment company (comprising four separate investment portfolios) advised or administered by the Manager and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

+    Mr. Flattum will not receive compensation from the Fund for his service as
     Trustee.

     The Fund has no employees. The Fund's officers are compensated by the
Manager, PIMCO or one of their affiliates.

BOARD COMMITTEES AND MEETINGS.

     AUDIT OVERSIGHT COMMITTEE. The Board has established an Audit Oversight
Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), consisting of Messrs. Belica, Connor and Kertess, each of whom is an Independent Trustee. The Fund's Audit Oversight
Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of an independent registered public accounting firm for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Fund, and services to be performed by the independent registered public accounting firm for certain affiliates, including the Manager and PIMCO and entities in a control relationship with the Manager or
PIMCO that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund's auditors.

     Each member of the Audit Oversight Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed.

     The Board has adopted a written charter for the Audit Oversight Committee, a copy of which is included as Exhibit A to this Proxy Statement. The charter was adopted on January 14, 2004 to conform to newly adopted rules of the New
York Stock Exchange. The Committee was governed by a different charter prior to that time. A report of the Audit Oversight Committee, dated September 22, 2004, is attached to this Proxy Statement as Exhibit B.

                                        9

     NOMINATING COMMITTEE. The Board has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor and Kertess. The
Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The
Nominating Committee has adopted a charter, which is posted on the following website: www.pimcoadvisors.com/closedendfunds/literature.

     Qualifications, Evaluation and Identification of Trustee Nominees. The
Nominating Committee of the Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Fund's
Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the
Fund's Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund's expense to identity potential candidates.

     Consideration of Candidates Recommended by Shareholders. The Nominating
Committee of the Fund will review and consider nominees recommended by
Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund's Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund's
Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending
Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at
www.pimcoadvisors.com/closedendfunds/ literature, for details.

     The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

     Recommendation of Nominees (Other than Nominees Nominated for Re-Election).
The Independent Trustees of the Board recommended Mr. Sullivan and the Manager recommended Mr. Flattum to the Nominating Committee as candidates for nomination as Trustees and both individuals were nominated by the Nominating Committee and all of the Continuing Trustees then members of the Board.

     VALUATION COMMITTEE. The Board has a Valuation Committee, consisting of
Messrs. Belica, Connor, and Kertess. The Board has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the
Fund's portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund's portfolio securities and periodically reviews information from the Manager and PIMCO regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

     COMPENSATION COMMITTEE. The Board has a Compensation Committee, consisting of Messrs. Belica, Connor and Kertess. The Compensation Committee meets as the
Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, PIMCO or any entity controlling, controlled by or under common control with the Manager or PIMCO.

                                       10

     MEETINGS. During the fiscal year ended July 31, 2004, the Board of Trustees held four regular meetings and three special meetings, the Audit Oversight
Committee met in separate session once and the Valuation, Compensation and
Nominating Committees did not meet. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended July 31,
2004. Mr. Flattum became a Trustee in September 2004. Mr. Sullivan is not currently a Trustee of the Fund.

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of
Trustees has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the
Board to the attention of the Board of Trustees, PIMCO Floating Rate Income
Fund, c/o Brian Shlissel, Fund President, PA Fund Management LLC, 1345 Avenue of
the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The President of the Fund is responsible for reviewing properly submitted shareholder communications. The President shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the
President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund's Trustees are not required to attend the Fund's annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures. The Meeting is the Fund's first annual meeting of shareholders.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. The Fund's
Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund's Common Shares or Preferred
Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's securities with the
Securities and Exchange Commission (the "SEC") and the New York Stock Exchange.
These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during the fiscal year ended July 31, 2004.

     REQUIRED VOTE. Election of Messrs. Kertess, Sullivan and Flattum to the
Board of Trustees will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy.
Election of Mr. Connor to the Board of Trustees will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) cast in the election of Trustees at the Meeting, in person or by proxy.

     THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
THIS PROPOSAL.

                                       11

                             ADDITIONAL INFORMATION

     EXECUTIVE AND OTHER OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the
Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager or PIMCO are not compensated by the Fund. Unless otherwise noted, the address of all officers is
c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York
10105.

                        POSITION(S)
                        HELD         TERM OF OFFICE
                        WITH         AND LENGTH OF
NAME, ADDRESS AND AGE   FUND         TIME SERVED       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
----------------------- ------------ ---------------   -----------------------------------------------

Brian S. Shlissel       President    Since inception   Executive Vice President and Chief
Age 39                  and Chief    (August 2003)     Administrative Officer, PA Fund Management
                        Executive                      LLC; Trustee, President and Chief Executive
                        Officer                        Officer, PIMCO Advisors VIT; President and
                                                       Chief Executive Officer, Fixed Income SHares,
                                                       PIMCO Municipal Income Fund, PIMCO
                                                       California Municipal Income Fund, PIMCO
                                                       New York Municipal Income Fund, PIMCO
                                                       Municipal Income Fund II, PIMCO California
                                                       Municipal Income Fund II, PIMCO New York
                                                       Municipal Income Fund II, PIMCO Municipal
                                                       Income Fund III, PIMCO California Municipal
                                                       Income Fund III, PIMCO New York Municipal
                                                       Income Fund III, PIMCO Corporate Income
                                                       Fund, PIMCO Corporate Opportunity Fund,
                                                       Nicholas-Applegate Convertible & Income
                                                       Fund, PIMCO High Income Fund,
                                                       Nicholas-Applegate Convertible & Income Fund
                                                       II, PIMCO Floating Rate Income Fund and
                                                       Municipal Advantage Fund, Inc.

Newton B. Schott, Jr.   Vice         Since inception   Managing Director, Chief Administrative
2187 Atlantic Street    President,   (August 2003)     Officer, General Counsel and Secretary, PA
Stamford, CT 06902      Secretary                      Distributors LLC; Managing Director, Chief
Age 62                                                 Legal Officer and Secretary, PA Fund
                                                       Management LLC; Vice President and
                                                       Secretary, PIMCO Funds: Multi-Manager Series,
                                                       PIMCO Municipal Income Fund, PIMCO
                                                       California Municipal Income Fund, PIMCO
                                                       New York Municipal Income Fund, PIMCO
                                                       Municipal Income Fund II, PIMCO California
                                                       Municipal Income Fund II, PIMCO New York
                                                       Municipal Income Fund II, PIMCO Municipal
                                                       Income Fund III, PIMCO California Municipal
                                                       Income Fund III, PIMCO New York Municipal
                                                       Income Fund III, PIMCO Corporate Income
                                                       Fund, PIMCO Corporate Opportunity Fund,
                                                       Nicholas-Applegate Convertible & Income
                                                       Fund, PIMCO High Income Fund,
                                                       Nicholas-Applegate Convertible & Income Fund
                                                       II, PIMCO Floating Rate Income Fund;
                                                       Executive Vice President and Secretary,
                                                       Municipal Advantage Fund, Inc.; Secretary,
                                                       Fixed Income SHares.

                                       12

                        POSITION(S)
                        HELD         TERM OF OFFICE
                        WITH         AND LENGTH OF
NAME, ADDRESS AND AGE   FUND         TIME SERVED       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
----------------------- ------------ ----------------- ------------------------------------------------

Lawrence Altadonna      Treasurer;   Since inception   Senior Vice President, PA Fund Management
Age 38                  Principal    (August 2003)     LLC; Treasurer and Principal Financial and
                        Financial                      Accounting Officer, PIMCO Municipal Income
                        and                            Fund, PIMCO California Municipal Income
                        Accounting                     Fund, PIMCO New York Municipal Income
                        Officer                        Fund, PIMCO Municipal Income Fund II,
                                                       PIMCO California Municipal Income Fund II,
                                                       PIMCO New York Municipal Income Fund II,
                                                       PIMCO Municipal Income Fund III, PIMCO
                                                       California Municipal Income Fund III, PIMCO
                                                       New York Municipal Income Fund III, PIMCO
                                                       Corporate Income Fund, PIMCO Corporate
                                                       Opportunity Fund, Nicholas-Applegate
                                                       Convertible & Income Fund, PIMCO High
                                                       Income Fund, Nicholas-Applegate Convertible
                                                       & Income Fund II, PIMCO Floating Rate
                                                       Income Fund and Municipal Advantage Fund,
                                                       Inc.; Treasurer, Fixed Income SHares and
                                                       PIMCO Advisors VIT. Formerly, Director of
                                                       Fund Administration, Prudential Investments.

Raymond Kennedy         Vice         Since inception   Managing Director, PIMCO; co-portfolio
800 Newport Center      President    (August 2003)     manager of the Fund and other investment
Drive                                                  vehicles managed by PIMCO.
Newport Beach, CA
92660
Age 42

Jennifer Patula         Assistant    Since February    Assistant Secretary, PIMCO Municipal Income
Age 26                  Secretary    2004              Fund, PIMCO California Municipal Income
                                                       Fund, PIMCO New York Municipal Income
                                                       Fund, PIMCO Municipal Income Fund II,
                                                       PIMCO California Municipal Income Fund II,
                                                       PIMCO New York Municipal Income Fund II,
                                                       PIMCO Municipal Income Fund III, PIMCO
                                                       California Municipal Income Fund III, PIMCO
                                                       New York Municipal Income Fund III, PIMCO
                                                       Corporate Income Fund, PIMCO Corporate
                                                       Opportunity Fund, Nicholas-Applegate
                                                       Convertible & Income Fund, PIMCO High
                                                       Income Fund, Nicholas-Applegate Convertible
                                                       & Income Fund II, PIMCO Floating Rate
                                                       Income Fund, Municipal Advantage Fund, Inc.,
                                                       Fixed Income SHares and PIMCO Advisors
                                                       VIT.

     INVESTMENT MANAGER AND PORTFOLIO MANAGER. The Manager, located at 1345
Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Fund. Subject to the supervision of the Fund's Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and its business affairs and other administrative matters. The Manager retains its affiliate, PIMCO, as sub-adviser to manage the Fund's investments. PIMCO is located at 800 Newport
Center Drive, Newport Beach, CA 92660. The Manager and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

                                       13

     REGULATORY AND LITIGATION MATTERS. On September 13, 2004, the SEC announced that the Manager and certain of its affiliates had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by the Manager and certain of its affiliates. In their settlement with the SEC, the Manager and their affiliates consented to the entry of an order by the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Manager and its affiliates agreed to pay civil money penalties in the aggregate amount $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the SEC agreed to seek to dismiss the Manager and its affiliates from the related complaint it filed on May 6, 2004 in the U.S. District Court in the Southern District of New
York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

     In a related action on June 1, 2004, the Attorney General of the State of
New Jersey announced that it had entered into a settlement agreement with ADAM, an indirect parent of the Manager, and certain other affiliates of the Manager, in connection with a complaint filed by the New Jersey Attorney General ("NJAG")
on February 17, 2004. The NJAG dismissed claims against PIMCO, which had been filed as part of the same complaint. In the settlement, ADAM and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.
The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the SEC order regarding market-timing described above.

     On September 15, 2004, the SEC announced that the Manager and certain of its affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Manager and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the SEC, the Manager and its affiliates consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with the settlement, the Manager and its affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Manager and these affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with an affiliate of the Manager in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the
Superior Court of the State of California alleging, among other things, that this affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the SEC order nor the California
Attorney General's complaint alleges any inappropriate activity took place with respect to the Fund.

     Since February 2004, the Manager, the Sub-Adviser and certain of their affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of
New York, the Central District of California and the Districts of New Jersey and
Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District
Court for the District of

                                       14

Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the
U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Fund has been named in three of the lawsuits concerning market timing. The Manager and the
Sub-Adviser believe that other similar lawsuits may be filed in federal or state courts naming as defendants the Manager, the Sub-Adviser, ADAM, the Fund, other open- and closed-end funds advised or distributed by the Manager, the
Sub-Adviser and/or their affiliates, the boards of trustees of those funds, and/or other affiliates and their employees.

     Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the
Manager, the Sub-Adviser, ADAM and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement described above under Section 9(a), the Manager, the Sub-Adviser, and certain of their affiliates (together, the "Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the
Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

     In addition, it is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the
Fund's shares or other adverse consequences to the Fund and its shareholders.
However, the Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on the Manager's or the
Sub-Adviser's ability to perform its respective investment advisory services relating to the Fund.

     The foregoing speaks only as of the date of this Proxy Statement. There may be additional litigation or regulatory developments in connection with the matters discussed above.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Oversight
Committee of the Fund's Board unanimously selected PricewaterhouseCoopers LLP
("PwC") as the independent registered public accounting firm for the current fiscal year ending July 31, 2005. PwC served as the independent registered public accounting firm of the Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and PIMCO serve as investment adviser or sub-adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. The
Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

     A representative of PwC, if requested by any Shareholder, will be present via a telephone at the Meeting to respond to appropriate questions from
Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The Fund's Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund's independent registered public accounting firm. Under the policies, on an annual basis, the Fund's Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The
President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

     In addition, the Fund's Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, PIMCO and any entity controlling, controlled by, or under

                                       15

common control with the Manager that provides ongoing services to the Fund
(together, the "Accounting Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the
Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting
Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

     The Fund's Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting
Affiliate that were not pre-approved as part of the annual process described above. A Chairman of the Fund's Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by a Chairman (or other delegate) is reported to the full Audit
Oversight Committee at its next regularly scheduled meeting.

     The pre-approval policies provide for waivers of the requirement that the
Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations
(referred to herein as the "de minimis exception").

     Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund's initial fiscal year, the Audit
Fees billed by PwC are shown in the table below:

                                   FISCAL YEAR ENDED     AUDIT FEES
                                   -----------------     ----------
                                    July 31, 2004         $91,000

     Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred
Shares), attestation reports and comfort letters. The table below shows, for the
Fund's initial fiscal year, the Audit-Related Fees billed by PwC to the Fund and the Audit-Related Fees billed by PwC to the Fund's Accounting Affiliates for audit-related services related directly to the operations and financial reporting of the Fund:

                                   FISCAL YEAR ENDED    AUDIT-RELATED FEES
                                   -----------------    ------------------
Fund                                 July 31, 2004           $33,500
Accounting Affiliates of Fund        July 31, 2004           $0

     Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund's initial fiscal year, the Tax Fees billed by PwC to the Fund and the
Tax Fees billed by PwC to the Fund's Accounting Affiliates for tax services related directly to the operations and financial reporting of the Fund:

                                   FISCAL YEAR ENDED     TAX FEES
                                   -----------------     --------
Fund                                 July 31, 2004        $3,000
Accounting Affiliates of Fund        July 31, 2004        $0

     All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees."
For the Fund's initial fiscal year ended

                                       16

July 31, 2004, no such fees were billed by PwC to the Fund and no such fees were billed by PwC to the Fund's Accounting Affiliates for such services that were related directly to the operations and financial reporting of the Fund.

     During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the Fund's initial fiscal year ended July 31, 2004, for services rendered to the
Fund and the Fund's Accounting Affiliates are shown in the table below:

                                                         AGGREGATE
                                   FISCAL YEAR ENDED     NON-AUDIT FEES
                                   -------------------   ---------------
Fund                               July 31, 2004         $36,500
Accounting Affiliates of Fund      July 31, 2004         $2,648,387
                                                         ----------
Total                                                    $2,684,887

     The Fund's Audit Oversight Committee has determined that the provision by
PwC of non-audit services to the Fund's Accounting Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) were compatible with maintaining the independence of PwC as the Fund's principal auditors.

     OTHER BUSINESS. As of the date of this Proxy Statement, the Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the
Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     QUORUM, ADJOURNMENTS AND METHODS OF TABULATION. A quorum at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the
Meeting, except that a quorum for the election of Mr. Connor as a Trustee will consist of the presence in person or by proxy of thirty percent (30%) of the
Preferred Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned.
The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the
Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

                                       17

     REPORTS TO SHAREHOLDERS. The Fund's 2004 Annual Report to Shareholders was
mailed to Shareholders on or about September 30, 2004. ADDITIONAL COPIES OF THE
ANNUAL REPORT AND THE FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE
OBTAINED WITHOUT CHARGE FROM THE FUND BY CALLING 1-877-819-2224 OR BY WRITING TO
THE FUND AT 2187 ATLANTIC STREET, 7TH FLOOR, STAMFORD, CT 06902.

     SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETINGS. It is currently anticipated that the Fund's next annual meeting of Shareholders (in 2005) will be held in
November 2005. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than June 6, 2005 for inclusion in the Fund's proxy statement and proxy card relating to that meeting.
The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2005 annual meeting
(i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's
Bylaws, no earlier than August 5, 2005 and no later than August 20, 2005. If a
Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the
SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Joseph B. Kittredge, Jr., at Ropes & Gray LLP, One
International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS
PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS
ENCLOSED FOR YOUR CONVENIENCE.

October 4, 2004

                                       18

                                                    Exhibit A to Proxy Statement

                             PIMCO CLOSED-END FUNDS
                        AUDIT OVERSIGHT COMMITTEE CHARTER

                        (Adopted as of January 14, 2004)

     The Board of Trustees (each a "Board") of each of the registered investment companies listed in Appendix A hereto (each a "Fund" and, collectively, the
"Funds"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the "Committee") of the
particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

STATEMENT OF PURPOSE AND FUNCTIONS

     The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The
Committee's purpose is also to prepare reports required by Securities and
Exchange Commission rules to be included in the Fund's annual proxy statements, if any.

     The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the
Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the
Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. Members of the
Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the
Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP

     The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the
Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     Each member of the Committee may not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended
(the "Investment Company Act"), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE").
Each member of the Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

                                       A-1

RESPONSIBILITIES AND DUTIES

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

     1. Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act.
The Fund's independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

     2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the
Independence Standards Board Standard ("ISB") No. 1.

     3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

     4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

     5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the
Fund's independent auditors.

     6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

     7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

     8. Discuss with management and the independent auditors the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance; discuss with the independent auditors matters required by Statement of Accounting
Standards ("SAS") No. 61 and any other matters required to be reported to the
Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual
Report.

     9. Discuss with management and the independent auditors the Fund's unaudited financial statements.

     10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

     11. Review with management and, as applicable, with the independent auditors the Fund's accounting and financial reporting policies, practices and internal controls, management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

                                       A-2

     12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

     13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

     14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

     15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

     16. Report to the Board on a regular basis (at least annually) on the
Committee's activities.

     17. Perform such other functions consistent with this Charter, the
Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

     The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

MEETINGS

     At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

ANNUAL EVALUATIONS

     The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

ADOPTION AND AMENDMENTS

     The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                       A-3

                                                                       Exhibit A

                          Funds Subject to this Charter
                            (As of January 14, 2004)

                           PIMCO MUNICIPAL INCOME FUND
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                           PIMCO CORPORATE INCOME FUND
                         PIMCO MUNICIPAL INCOME FUND II
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                         PIMCO MUNICIPAL INCOME FUND III
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
                        PIMCO CORPORATE OPPORTUNITY FUND
                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                             PIMCO HIGH INCOME FUND
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                         PIMCO FLOATING RATE INCOME FUND

                                       A-4

                                                    Exhibit B to Proxy Statement

                       REPORT OF AUDIT OVERSIGHT COMMITTEE

                           of the Board of Trustees of
          Nicholas-Applegate Convertible & Income Fund II (the "Fund")

                            Dated September 22, 2004

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the
"Board") and operates under a written Charter adopted by the Board. The
Committee meets with the Fund's management ("Management") and the independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the Committee's and independent registered public accounting firm's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended July 31, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and
PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, the audited financial statements for the fiscal year ended July
31, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent registered public accounting firm's to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1
(requiring independent registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The
Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PA Fund
Management LLC ("PAFM"), the Fund's investment manager, Pacific Investment
Management Company LLC ("PIMCO"), the Fund's sub-adviser, and any entity controlling, controlled by or under common control with PAFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the
Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this
Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended July 31, 2004 be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the
Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC
be reappointed as the Fund's independent registered public accounting firm for the fiscal year ending July 31, 2005.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess

                                       B-1

                                      PROXY
                         PIMCO FLOATING RATE INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Floating Rate Income Fund, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 10:00 a.m., Eastern Time, November 16, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominee.

I. Election of Trustee:

   (01) Hans W. Kertess (Class I), (2) R. Peter Sullivan III (Class III) and
   (03) David C. Flattum (Class III)

                   FOR                           WITHHOLD
                   THE     [ ]             [ ]   FROM THE
                NOMINEES                         NOMINEES

           [ ]
               -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                         PIMCO FLOATING RATE INCOME FUND
--------------------------------------------------------------------------------

                                  COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been
made on the reverse side of this card.                                       [ ]

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:             Date:        (if any) signature:              Date:
          ------------      ------                     -------------      ------

                                      PROXY
                         PIMCO FLOATING RATE INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Floating Rate Income Fund, a
Massachusetts business trust (the "Fund"), hereby appoints Lawrence G.
Altadonna, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to
be held at 10:00 a.m., Eastern Time, November 16, 2004 at the offices of PA Fund
Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York
10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual
Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy
Statement and revokes any proxy heretofore given with respect to the Annual
Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I.   Election of Trustees:

(01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I),(03) R. Peter
Sullivan III (Class III) and (04) David C. Flattum (Class III)

                   FOR                           WITHHOLD
                   THE     [ ]             [ ]   FROM ALL
                NOMINEES                         NOMINEES

               [ ]
                  -------------------------------------------
                     For all Nominees except as noted above

--------------------------------------------------------------------------------
                         PIMCO FLOATING RATE INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II.  To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been
made on the reverse side of this card.                                       [ ]

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:             Date:        (if any) signature:              Date:
          ------------      ------                     -------------      ------